SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 2:	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the U.S. ("U.S. GAAP"), applied on a consistent basis, as follows:

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Company's management believes that the estimates, judgment and assumptions used are reasonable based upon information available at the time they are made. As applicable to these consolidated financial statements, the most significant estimated and assumptions are employed in estimates used in determining values of stock-based compensation costs, financial instruments with no observable market quotes, as well as in estimates used in applying the revenue recognition policy, allowance for doubtful accounts, income taxes and valuation allowance and contingent liabilities. Actual results could differ from those estimates.

b.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany balances and transactions including profit from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

c.	Financial statements in United States dollars:

A substantial portion of the Company's costs is incurred in U.S. dollars ("dollars"). Some of the revenues of the Company are generated in dollars. The majority of the Company's financing is in dollars. The Company's management believes that the dollar is the currency of the primary economic environment in which the Company and certain of its subsidiaries operate. Thus, the functional and reporting currency of the Company and certain of its subsidiaries is dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into dollars in accordance with ASC 830, "Foreign Currency Matters". All transaction gains and losses of the remeasurement of monetary balance sheet items are reflected in the consolidated statement of comprehensive income (loss) as financial income or expenses, as appropriate.

For those subsidiaries whose functional currency has been determined to be their local currency, assets and liabilities are translated at year-end exchange rates and statement of income (loss) items are translated at average exchange rates prevailing during the year. Related translation adjustments are recorded as a separate component of accumulated other comprehensive loss in changes in shareholders' equity.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less, at the date acquired.

e.	Restricted cash:

Restricted cash is primarily invested in short term and long term deposits. For more information, refer to Note 8c.

f.	Long – term deposits and long-term assets:

Consist mainly of long-term prepaid expenses for motor vehicle and office leasing.

g.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

Years

Computers and peripheral equipment	3
Office furniture and equipment	5 - 16 (mainly 16 years)
Leasehold improvements	Over the shorter of the lease term or useful economic life

h.	Impairment of long-lived assets:

The Company's long-lived assets are reviewed for impairment in accordance with ASC 360 "Property, Plant and Equipment, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset (or asset group) to the future undiscounted cash flows expected to be generated by the asset (asset group). If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. The loss is allocated to the long-lived assets of the Company on a pro rata basis using the relative carrying amounts of those assets, except that the loss allocated to an individual long-lived asset of the Company will not reduce the carrying amount of that asset below its fair value whenever that fair value is determinable. During the years 2013, 2014 and 2015, no impairment losses had been identified for intangible assets and property and equipment.

i.	Goodwill:

Goodwill represents the excess of the purchase price in a business combination over the fair value of the net tangible and intangible assets acquired. Under ASC 350, "Intangible - Goodwill and Other," goodwill is not amortized, but rather is subject to an annual impairment test.

ASC 350 requires goodwill to be tested for impairment at the reporting unit level at least annually or between annual tests in certain circumstances, and written down when impaired. Goodwill is tested for impairment by comparing the fair value of the reporting unit with its carrying value.

ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the two-step impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test.

The Company operates in one operation-based segment and in one reporting unit. The Company performed a qualitative assessment during the fourth quarter of 2015 and concluded that the qualitative assessment did not result in a more likely than not indication of impairment, and therefore no further impairment testing was required.

During the years 2013, 2014 and 2015, no impairment charge was recognized.

j.	Intangible assets:

Intangible assets are comprised of acquired technology and customer relations. Definite-lived intangible assets are amortized over their estimated useful life. Acquired technology is amortized on a straight line basis over a period of 3.2 years. Customer relations are amortized using accelerated amortization method over a period of 8.5 years.

k.	Revenue recognition:

The Company reports its revenue in two categories: (i) license, which includes mainly perpetual license; and (ii) services, which includes SaaS revenue, service revenue, including revenue from professional services, training services and post-contract customer support (“PCS”).

The Company accounts for the sale of perpetual software in accordance with ASC 985-605, "Software Revenue Recognition ("ASC 985-605")". ASC 985-605 generally requires revenues earned from software arrangements involving multiple elements to be allocated to each element based on the relative fair values of the elements determined by the vendor's specific objective evidence ("VSOE") of fair value. VSOE is based on the price charged when an element is sold separately or renewed. Revenues are allocated under the "residual method" when VSOE of fair value exists for all undelivered elements and VSOE of fair value does not exist for all of the delivered elements, and when all ASC 985-605 criteria for revenue recognition are met.

Revenue from license fees is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectability is probable.

PCS revenue are deferred and recognized on a straight-line basis over the term of the agreement.

Arrangements that include professional services are evaluated to determine whether those services are essential to the functionality of other elements of the arrangement.

For sales not included a perpetual software, the Company recognizes revenues in accordance to Accounting Standards Update ("ASU") No. 2009-13, Topic 605 - Multiple-Deliverable Revenue Arrangements ("ASU 2009-13").  ASU 2009-13 requires the allocation of arrangement consideration to each deliverable to be based on the relative selling price.

The selling price for a deliverable is based on its vendor-specific objective evidence ("VSOE") if available, third-party evidence ("TPE") if VSOE is not available, or estimated selling price ("ESP") if neither VSOE nor TPE is available. The Company then recognizes revenue on each deliverable in accordance with its policies for product and service revenue recognition. TPE of selling price is established by evaluating largely interchangeable competitor products or services in stand-alone sales to similarly situated customers. However, as the Company's products contain a significant element of proprietary technology and its solutions offer substantially different features and functionality, the comparable pricing of products with similar functionality typically cannot be obtained.

Additionally, as the Company is unable to reliably determine what competitors’ products' selling prices are on a stand-alone basis, the Company is not typically able to determine TPE. The ESP is established considering multiple factors including, but not limited to, pricing practices in different geographical areas and through different sales channels, gross margin objectives, internal costs, competitors' pricing strategies, and industry technology lifecycles. The selling price of the products and professional services was based on ESP.

Deferred revenues represent unearned amounts received for PCS and professional services arrangements that are paid by customers and not yet recognized as revenues.

The Company generally does not grant a right of return to its customers.

l.	Cost of Revenue

Our total cost of revenue is comprised of the following:

1.	Cost of License Revenue—Cost of license revenue is comprised primarily of third-party license and hardware costs.

2.
Cost of Services Revenue—Cost of services revenue is primarily comprised of personnel costs of our technical implementation, support and training teams. Cost of services revenue also includes contractors and facilities costs.

m.	Research and development costs:

Research and development costs are charged to the statement of income (loss) as incurred. ASC 985-20 requires capitalization of certain software development costs subsequent to the establishment of technological feasibility.

Based on the Company's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Company between completion of the working model and the point at which the products are ready for general releases were insignificant. Therefore, all research and development costs have been expensed.

n.	Royalty and non-royalty bearing grants:

Royalty-bearing grants from the Government of Israel for funding approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred and included as a reduction in research and development costs.

Grants are only recognized once there is reasonable assurance that the Company will comply with conditions attached to the grant and the grant will be received. Such grants are recorded as a reduction on related research and development costs since, when received, those are not probable to be repaid.

o.	Accounting for share-based compensation:

At December 31, 2015, the Company has one share-based employee compensation plan, which is described extensively in Note 10.

The Company accounts for share-based compensation in accordance with ASC 718, "Stock Compensation" ("ASC 718").  ASC 718 requires companies to estimate the fair value of share-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated statement of Comprehensive income (loss).

The Company recognizes compensation expenses for the value of its awards, which have graded vesting based on the straight-line method over the requisite service period of each of the awards, net of estimated forfeitures. Estimated forfeitures are based on actual historical pre-vesting forfeitures.

The Company estimates the fair value of stock options granted using the Monte-Carlo simulation option-pricing model. The Monte-Carlo Simulation for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. The expected life of employee options is a derived output of this assumption from the Monte-Carlo Simulation.

Expected volatility is based upon actual historical stock price movements over the most recent periods. Expected volatility is calculated as of the grant dates for different periods, since the Monte-Carlo Simulation is used for different expected volatilities for different periods.

The Company has historically not paid dividends. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term and calculated for different periods that are in line with the expected volatility periods.

The fair value of the Company's stock options granted to employees and directors was estimated using the following assumptions:

	Year ended December 31,
	2013	2014	2015

Dividend yield	0%	0%	0%
Expected volatility	40%-77%	40%-80%	36%-69%
Risk-free interest rate	0.13%-3.04%	0.12%-2.63%	0.26%-2.30%
Contractual term of up to	10 years	10 years	10 years
Suboptimal exercise multiple- employees	1.09	-	2.50
Suboptimal exercise multiple- management	2.36-2.39	2.62-2.66	2.50-2.60

The Company applies ASC 718 and ASC 505-50, "Equity-Based Payments to Non-Employees" with respect to options and warrants issued to non-employees. Accordingly, the Company uses Geometric Brownian Motion Model valuation in a Monte Carlo Simulations measure the fair value of the options and warrants at the measurement date as defined in ASC 505-50.

p.	Basic and diluted net earnings (loss) per share:

Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of common stock outstanding during the period.

Diluted net loss per share is computed by giving effect to all potential shares of common stock, including stock options, convertible preferred stock warrants stock, to the extent dilutive.

Basic and diluted net loss per share was the same for each period presented as the inclusion of all potential shares of common stock outstanding would have been anti-dilutive.

q.	Income taxes:

The Company accounts for income taxes in accordance with Accounting Standards Codification No. 740, using the liability method whereby deferred tax assets and liability account balances are determined based on the differences between financial reporting and the tax basis for assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to the amounts that are more likely-than-not to be realized.

ASC 740 contains a two-step approach to recognizing and measuring a liability for uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The Company accrues interest and penalties related to unrecognized tax benefits in its taxes on income.

r.	Concentrations of credit risk:

Financial instruments which potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents, restricted cash and trade receivables.

The Company's cash, cash equivalents and restricted deposits are invested primarily in deposits with major banks worldwide; however, such cash and cash equivalents in the US may be in excess of insured limits and are not insured in other jurisdictions. Management believes that the financial institutions that hold the Company's investments are institutions with high credit standing, and accordingly, low credit risk exists with respect to these investments.

Trade receivables of the Company are derived from sales to customers located primarily in the U.S., Europe, Japan, and the Far East. The Company performs ongoing credit evaluations of its customers. An allowance for doubtful accounts is determined with respect to those amounts that the Company has determined to be doubtful of collection.

s.	Severance pay:

The Company's liability for severance pay is calculated pursuant to Israel's Severance Pay Law, based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date. Employees are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for all of its employees in Israel is fully provided by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset in the Company's balance sheet.

The deposited funds include profits accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel's Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrendered value of these policies, and includes immaterial profits.

The Company has also defined contribution plans to some of its employees pursuant to section 14 to the Severance Pay Law under which the Company pays fixed contributions and will have no legal or constructive obligation to pay further contributions if the fund does not hold sufficient amounts to pay all employee benefits relating to employee service in the current and prior periods.

Severance expenses for the years ended December 31, 2013, 2014 and 2015 amounted to approximately $ 218, $ 370 and $ 295, respectively.

t.	Fair value of financial instruments:

Fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

A three tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1:	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2:
Observable inputs that reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3:
Unobservable inputs reflecting our own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying amounts of cash and cash equivalents, trade receivables, short-term deposits and trade payables approximate their fair value due to the short-term maturity of such instruments.

u.	Comprehensive loss:

The Company accounts for comprehensive loss in accordance with ASC No. 220, "Comprehensive Income". Comprehensive income generally represents all changes in shareholders' equity during the period except those resulting from investments by, or distributions to, shareholders. The Company determined that its items of comprehensive loss relate to foreign currency translation adjustments.

v.	Contingent liabilities

The Company accounts for its contingent liabilities in accordance with ASC 450 definition. A provision is recorded when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

With respect to legal matters, provisions are reviewed and adjusted to reflect the impact of negotiations, estimated settlements, legal rulings, advice of legal counsel and other information and events pertaining to a particular matter. As of December 31, 2015, the Company is not a party to any ligation that could have a material adverse effect on the Company’s business, financial position, results of operations or cash flows.

w.	Allowance for doubtful accounts:

The Company maintains an allowance for doubtful accounts for estimated losses inherent in its trade receivable portfolio. In establishing the required allowance, management bases its determination, among other factors, on information available about the debtors' financial situation, the volume of their operations and evaluation of the security received from them. Account balances are charged against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

x.	Recently Issued Accounting Pronouncements:

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers”, an updated standard on revenue recognition. ASU 2014-09 provides enhancements to the quality and consistency of how revenue is reported while also improving comparability in the financial statements of companies reporting using IFRS and US GAAP. The core principle of the new standard is for companies to recognize revenue to depict the transfer of goods or services to customers in amounts that reflect the consideration (that is, payment) to which the company expects to be entitled in exchange for those goods or services. The new standard also will result in enhanced disclosures about revenue, provide guidance for transactions that were not previously addressed comprehensively (for example, service revenue and contract modifications) and improve guidance for multiple-element arrangements. ASU 2014-09 was initially effective for annual and interim reporting periods beginning after December 15, 2016 and may be adopted either on a full retrospective or modified retrospective approach. On July 9, 2015, the FASB approved a one-year deferral of the effective date of the ASU. The revised effective date is for annual reporting periods beginning after December 15, 2017 and interim periods therein, with an early adoption permitted as of the original effective date. The Company is still evaluating the impact of implementation of this standard on its consolidated financial statements.

In November 2015, the FASB issued Accounting Standards Update No. 2015-17 (ASU 2015-17) “Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes”.  ASU 2015-17 simplifies the presentation of deferred income taxes by eliminating the separate classification of deferred income tax liabilities and assets into current and noncurrent amounts in the consolidated balance sheet statement of financial position. The amendments in the update require that all deferred tax liabilities and assets be classified as noncurrent in the consolidated balance sheet. The amendments in this update are effective for annual periods beginning after December 15, 2016, and interim periods therein and may be applied either prospectively or retrospectively to all periods presented. Early adoption is permitted. The Company has not yet adopted ASU 2015-17 and does not expect the adoption of this guidance to have a material impact on its consolidated financial position or results of operations.

In February 2016, the FASB issued ASU 2016-02, “Leases” (Topic 842), whereby, lessees will be required to recognize for all leases at the commencement date a lease liability, which is a lessee ‘s obligation to make lease payments arising from a lease, measured on a discounted basis; and a right-of-use asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term. Under the new guidance, lessor accounting is largely unchanged. A modified retrospective transition approach for leases existing at, or entered into after, the beginning of the earliest comparative period presented in the financial statements must be applied. The modified retrospective approach would not require any transition accounting for leases that expired before the earliest comparative period presented. Companies may not apply a full retrospective transition approach. ASU 2016-02 is effective for annual and interim periods beginning after December 15, 2018. Early application is permitted. The Company is evaluating the potential impact of this pronouncement.

y.	Reclassification:

Certain amounts in prior year's financial statements have been reclassified to conform to the current year's presentation.